Exhibit 10.1

NRG RPV HOLDCO 1 LLC

AMENDMENT NO. 2 TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, dated as of August 5, 2016 (this “Amendment”), is made and entered into by and between NRG YIELD RPV HOLDING LLC, a Delaware limited liability company (“NRG Yield RPV”), as a Class A Member, and NRG RESIDENTIAL SOLAR SOLUTIONS LLC, a Delaware limited liability company (“NRG RSS”), as a Class B Member.
RECITALS
A.    NRG Yield RPV and NRG RSS are the owners of 100% of the Class A Interests and Class B Interests, respectively, of NRG RPV HOLDCO 1 LLC, a Delaware limited liability company (the “Company”), and are Members of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement, dated April 9, 2015, as amended by that certain Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement dated March 1, 2016 (collectively, the “A&R LLC Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings specified in the A&R LLC Agreement.
B.    The Members have agreed to amend the A&R LLC Agreement in accordance with Section 13.7 thereof to set forth certain agreements between the Members as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree, as follows:
1.Amendment to Section 1.1. The definition of “Class A Member Capital Contribution Commitment” is hereby amended by deleting the amount “$100,000,000” and replacing it with “$60,000,000”.
2.Effect of Amendment. Except as amended by this Amendment, the A&R LLC Agreement remains in full force and effect. All references to the A&R LLC Agreement in any other agreement or document shall hereinafter be deemed to refer to the A&R LLC Agreement as amended by this Amendment.
3.Miscellaneous. The provisions set forth in Sections 13.3, 13.4 and 13.10 of the A&R LLC Agreement shall be applicable to this Amendment mutatis mutandis and to the full extent necessary shall be deemed to be incorporated herein.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

CLASS B MEMBER:
NRG RESIDENTITAL SOLAR SOLUTIONS LLC
By: /s/ Elizabeth Killinger
Name: Elizabeth Killinger
Title: President

[Signature page to Amendment No. 2 to A&R LLC Agreement of NRG RPV Holdco 1 LLC]

CLASS A MEMBER:
NRG YIELD RPV HOLDING LLC
By: /s/ Chad Plotkin
Name: Chad Plotkin
Title: SVP, Finance

[Signature page to Amendment No. 2 to A&R LLC Agreement of NRG RPV Holdco 1 LLC]